EXECUTION COPY








                        MASTER SPREAD ACCOUNT AGREEMENT,

                          dated as of January 20, 1998

                                      among

                     NATIONAL FINANCIAL AUTO FUNDING TRUST,

                        FINANCIAL SECURITY ASSURANCE INC.

                                       and

                         HARRIS TRUST AND SAVINGS BANK,

                       as Trustee and as Collateral Agent


12.TXT

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                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE I
                                   DEFINITIONS

   Section 1.01.  Definitions................................................3
   Section 1.02.  Rules of Interpretation...................................17

                                   ARTICLE II
            REVERSIONARY HOLDERS; SERIES SUPPLEMENTS; THE COLLATERAL

   Section 2.01.  Reversionary Holders......................................18
   Section 2.02.  Series Supplements........................................19
   Section 2.03.  Creation and Grant of Security Interest by
                     the Transferor.........................................19
   Section 2.04.  Priority..................................................20
   Section 2.05.  Transferor Remains Liable.................................20
   Section 2.06.  Maintenance of Collateral.................................21
   Section 2.07.  Termination and Release of Rights.........................24
   Section 2.08.  Non-Recourse Obligations of Transferor and
                     the Reversionary Holders...............................25

                                   ARTICLE III
                                 SPREAD ACCOUNTS

   Section 3.01.  Establishment of Spread Accounts; Initial
                     Deposits into Spread Accounts..........................26
   Section 3.02.  Investments...............................................27
   Section 3.03.  Distributions; Priority of Payments.......................28
   Section 3.04.  General Provisions Regarding Spread Accounts..............31
   Section 3.05.  Reports by the Collateral Agent...........................32

                                   ARTICLE IV
                THE COLLATERAL AGENT AND SECURITIES INTERMEDIARY

   Section 4.01.  Appointment and Powers....................................32
   Section 4.02.  Performance of Duties.....................................33
   Section 4.03.  Limitation on Liability...................................33
   Section 4.04.  Reliance upon Documents...................................34
   Section 4.05.  Successor Collateral Agent................................34
   Section 4.06.  Indemnification...........................................37
   Section 4.07.  Compensation and Reimbursement............................37
   Section 4.08.  Representations and Warranties of the
                     Collateral Agent.......................................37
   Section 4.09.  Waiver of Setoffs.........................................38
   Section 4.10.  Control by the Controlling Party..........................38

                                    ARTICLE V
                           COVENANTS OF THE TRANSFEROR

   Section 5.01.  Preservation of Collateral................................39
   Section 5.02.  Opinions as to Collateral.................................39
   Section 5.03.  Notices...................................................40

                                       -i-

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   Section 5.04.  Waiver of Stay or Extension Laws; Marshalling
                     of Assets..............................................40
   Section 5.05.  Noninterference, etc......................................40
   Section 5.06.  Transferor Changes........................................41

                                   ARTICLE VI
                   CONTROLLING PARTY; INTERCREDITOR PROVISIONS

   Section 6.01.  Appointment of Controlling Party..........................41
   Section 6.02.  Controlling Party's Authority.............................42
   Section 6.03.  Rights of Secured Parties.................................43
   Section 6.04.  Degree of Care............................................43

                                   ARTICLE VII
                              REMEDIES UPON DEFAULT

   Section 7.01.  Remedies upon a Default...................................44
   Section 7.02.  Waiver of Default.........................................44
   Section 7.03.  Restoration of Rights and Remedies........................44
   Section 7.04.  No Remedy Exclusive.......................................44

                                  ARTICLE VIII
                                  MISCELLANEOUS

   Section 8.01.  Further Assurances........................................45
   Section 8.02.  Waiver....................................................45
   Section 8.03.  Amendments, Waivers.......................................45
   Section 8.04.  Severability..............................................46
   Section 8.05.  Nonpetition Covenant......................................46
   Section 8.06.  Notices...................................................47
   Section 8.07.  Term of this Agreement....................................49
   Section 8.08.  Assignments, Third-Party Rights; Reinsurance..............49
   Section 8.09.  Consent of Controlling Party..............................50
   Section 8.10.  Trial by Jury Waived......................................50
   Section 8.11.  Governing Law.............................................50
   Section 8.12.  Consents to Jurisdiction..................................50
   Section 8.13.  Limitation of Liability...................................51
   Section 8.14.  Determination of Adverse Effect...........................51
   Section 8.15.  Counterparts..............................................51
   Section 8.16.  Headings..................................................51


                                      -ii-

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                         MASTER SPREAD ACCOUNT AGREEMENT


     MASTER SPREAD ACCOUNT AGREEMENT, dated as of January 20, 1998 (the "Agreement"), by and among NATIONAL FINANCIAL AUTO FUNDING TRUST, a Delaware business trust (the "Transferor"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company ("Financial Security"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, in its capacities as Trustee under each Securitization Agreement referred to below, in such capacity as agent for the Securityholders and Financial Security with respect to the related Series (the "Trustee") and as Collateral Agent (as defined below).

                                    RECITALS

     1. National Auto Finance 1998-1 Trust (the "Series 1998-1 Trust"), a Delaware business trust, was formed pursuant to a Trust Agreement dated as of December 15, 1997 (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1998-1 Trust Agreement"), between the Transferor and Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee").

     2. Pursuant to a Sale and Servicing Agreement dated as of December 15, 1997 (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1998-1 Sale and Servicing Agreement") by and among the Series 1998-1 Trust, the Transferor, National Auto Finance Company, Inc., a Delaware corporation ("NAFI"), in its capacity as Servicer (the "Servicer") and Harris Trust and Savings Bank, an Illinois banking corporation, as Trust Collateral Agent (the "Trust Collateral Agent") and Backup Servicer (the "Backup Servicer"), the Transferor will, on the Closing Date and from time to time thereafter, sell all of its right, title and interest in and to the Receivables and certain other property of the Series 1998-1 Trust Estate to the Series 1998-1 Trust, and pursuant to the Indenture dated as of December 15, 1997 (as such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Series 1998-1 Indenture", and together with the Series 1998-1 Trust Agreement and the Series 1998-1 Sale and Servicing Agreement, the "Series 1998-1 Securitization Agreements"), between the Series 1998-1 Trust and Harris Trust and Savings Bank, as Indenture Trustee and as Trust Collateral Agent, the Series 1998-1 Trust has assigned the Receivables and certain other property of the Series 1998-1 Trust Estate to the Trust Collateral Agent for the benefit of the Noteholders and Financial Security. Also pursuant to the Series 1998-1 Indenture, the Series 1998-1 Trust will issue $85,200,000 aggregate principal amount of 5.88% Automobile Receivables-Backed Notes (the "Series 1998" or "Series 1998-1").

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     3. Financial Security has been asked to issue the Series 1998-1 Note Policy to the Trust Collateral Agent to guarantee payment of the Scheduled Payments (as defined in the Series 1998-1 Note Policy) on each Distribution Date in respect of the Series 1998.

     4. In partial consideration of the issuance of the Series 1998-1 Note Policy, the Transferor has agreed that Financial Security shall have certain rights as Controlling Party, to the extent set forth herein.

     5. In order to secure the performance of the Secured Obligations, the Transferor, in its capacity as the agent of the Reversionary Holders, has agreed to pledge the Collateral to the Collateral Agent for the benefit of Financial Security and for the benefit of the Trustees on behalf of the Securityholders, upon the terms and conditions set forth herein.

     6. It is  contemplated  that NAFI  and/or the  Transferor  and/or any other
Affiliate of NAFI may in the future enter into one or more additional Securitization Agreements pursuant to which the Transferor and/or NAFI and/or such other Affiliate of NAFI will sell or pledge all or a portion of its right, title and interest in and to pools of contracts and/or other financial assets or property to a Trust or other Person and in connection therewith Financial Security in its discretion may in the future issue additional Policies with respect to certain guaranteed distributions or scheduled payments with respect to the corresponding additional Series. In connection with any such issuance of additional Policies, it is contemplated that Financial Security will obtain certain Controlling Party rights with respect to the related Series, and that, in connection with each such additional Series, the parties hereto will enter into a Series Supplement hereto pursuant to which NAFI and/or the Transferor and/or any other Affiliate of NAFI will assign, or cause to be assigned, additional Collateral pursuant to the terms hereof.


                                   AGREEMENTS

     In consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Section 1.1. Definitions. Unless defined in this Agreement, capitalized terms used in this Agreement shall have the meaning given such terms in the applicable Securitization Agreement or

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Series Supplement,  as identifiable from the context in which such term is used.
The following terms shall have the following respective meanings:

     "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person within the meaning of control under Section 15 of the Securities Act of 1933, as amended.

     "Agreement" means this Master Spread Account Agreement, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "Authorized Officer" with respect to Series 1998-1, has the meaning specified in Section 1.01 of the Series 1998-1 Securitization Agreement for "Responsible Officer".

     "Authorized Officer" means, (i) with respect to Financial Security, the Chairman of the Board, the President, the Executive Vice President or any Managing Director of Financial Security, (ii) with respect to the Trustees or the Collateral Agent, any Vice President or Trust Officer thereof, and (iii) with respect to the Transferor, any Co-Trustee thereof.

     "Backup Servicer" with respect to Series 1998-1, has the meaning specified in the Series 1998-1 Securitization Agreement for "Standby Servicer".

     "Collateral" means the Series 1998-1 Collateral, and with respect to any other Series, all collateral delivered hereunder with respect to each of such Series, as specified in the related Series Supplement.

     "Collateral Agent" means, initially, Harris Trust and Savings Bank, in its capacity as collateral agent on behalf of the Secured Parties, including its successors in interest, until a successor Person shall have become the Collateral Agent pursuant to Section 4.05 hereof, and thereafter "Collateral Agent" shall mean such successor Person.

     "Collateral Agent Fee" means, with respect to the Series 1998, the annual fee payable to the Collateral Agent for services rendered as the Collateral Agent, which Collateral Agent Fee is included in the fees paid to Harris Trust and Savings Bank pursuant to the applicable Series 1998-1 Securitization Agreement.

     "Collection Account" means the Collection Account applicable to any Series, as specified in the related Securitization Agreement.

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     "Control" shall have the meaning specified in Section 8-106 of the UCC.

     "Controlling Party" means, with respect to a Series, at any time, the Person designated as the Controlling Party at such time pursuant to Section 6.01 hereof.

     "Cumulative Loss Rate" means, as of any Reporting Date, a fraction, expressed as a percentage, the numerator of which is an amount equal to the excess of (i) the sum of (a) the aggregate of the Principal Balances of all Receivables that have become Liquidated Receivables (each such Principal Balance calculated as of the last day of the Due Period during which such Receivable became a Liquidated Receivable), (b) accrued and unpaid interest on such Principal Balances through the last day of the Due Period during which such Receivable became a Liquidated Receivable and (c) the amount of all Bankruptcy Losses with respect to the Receivables over (ii) the Net Liquidation Proceeds received by the Trust with respect to all Liquidated Receivables, and the denominator of which is an amount equal to the sum of the Series 1998-1 Initial Balance and the aggregate Principal Balances of Subsequent Receivables sold to the Trust through the last day of the related Due Period (which Aggregate Principal balances shall be as of the respective dates on which such Subsequent Receivables were sold to the Trust).

     "Deemed Cured" means, as of a Reporting Date, with respect to a Trigger Event that has occurred with respect to a Series, that no Trigger Event with respect to such Series shall have occurred as of such Reporting Date or as of any of the two consecutively preceding Reporting Dates.

     "Default" means with respect to any Series, at any time, (i) if Financial Security is then the Controlling Party with respect to such Series, any Insurance Agreement Event of Default with respect to such Series, and (ii) if the Trustee is then the Controlling Party with respect to such Series, any Servicer Termination Event with respect to such Series.

     "Deficiency Claim Date" means, with respect to any Distribution Date, the fourth Business Day preceding such Distribution Date.

     "Delivery" means with respect to the Collateral:

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     (1)  the  perfection  and  priority  of a  security  interest  in  which is governed by the law of a jurisdiction which has adopted the 1978 Revision to Article 8 of the UCC:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(l)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Collateral Agent by physical delivery to the Collateral Agent, indorsed to, or registered in the name of, the Collateral Agent or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to a "certificated security" (as defined in Section 8-102(1)(a) of the UCC), transfer thereof:

               (i) by physical delivery of such certificated security to the Collateral Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Collateral Agent or indorsed in blank;

               (ii) by physical delivery of such certificated security to a "financial intermediary" (as defined in Section 8-313(4) of the UCC) of the Collateral Agent specially indorsed to or issued in the name of the Collateral Agent;

               (iii) by the sending by a financial intermediary, not a "clearing corporation" (as defined in Section 8-102(3) of the UCC), of a confirmation of the purchase and the making by such financial intermediary of entries on its books and records identifying as belonging to the Collateral Agent of (A) a specific certificated security in the financial intermediary's possession, (B) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the financial intermediary's possession, or
          (C) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the financial intermediary on the books of another financial intermediary; or

               (iv) by the making by a clearing corporation of appropriate entries on its books reducing the

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          appropriate  securities  account of the  transferor and increasing the appropriate securities account of the Collateral Agent or a Person designated by the Collateral Agent by the amount of such certificated security, provided that in each case: (A) the clearing corporation identifies such certificated security for the sole and exclusive account of the Collateral Agent or the Person designated by the Collateral Agent, (B) such certificated security shall be subject to the clearing corporation's exclusive control, (C) such certificated security is in bearer form or indorsed in blank or registered in the name of the clearing corporation or custodian bank or a nominee or either of them, (D) custody of such certificated security shall be maintained by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the control of the clearing corporation and (E) such certificated security is shown on the account of the transferor thereof on the books of the clearing corporation prior to the making of such entries; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depositary" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Collateral Agent of the purchase by the financial intermediary on behalf of the Collateral Agent of such book-entry security; the identification by the Federal Reserve Bank of such book-entry certificates on its records being credited to the securities intermediary's Participant's securities account; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Collateral Agent and indicating that such financial intermediary holds such

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     book-entry  security  solely an agent for the  Collateral  Agent;  and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Collateral to the Collateral Agent free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          (d) with respect to any item of Collateral that is an "uncertificated security" (as defined in Section 8-102(1)(b) of the UCC) and that is not governed by clause (c) above, transfer thereof:

               (i) by registration of the transfer thereof to the Collateral Agent, on the books and records of the issuer thereof;

               (ii) by the sending of a confirmation by a financial intermediary of the purchase, and the making by such financial intermediary of entries on its books and records identifying as belonging to the Collateral Agent (A) a quantity of securities which constitute or are part of a fungible bulk of uncertificated securities registered in the name of the financial intermediary or (B) a quantity of securities which constitute or are part of a fungible bulk of securities shown on the account of the financial intermediary on the books of another financial intermediary; or

               (iii) by the making by a clearing corporation of appropriate entries on its books reducing the appropriate account of the transferor and increasing the account of the Collateral Agent or a person designated by the Collateral Agent by the amount of such uncertificated security, provided that in each case: (A) the clearing corporation identifies such uncertificated security for the sole and exclusive use of the Collateral Agent or the Person designated by the Collateral Agent, (B) such uncertificated security is registered in the name of the clearing corporation or a custodian bank or a nominee of either, and (C) such uncertificated security is shown on the account of the transferor on the books of the clearing corporation prior to the making of such entries; and

          (e) in each case of delivery contemplated herein, the Collateral Agent shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that such securities are held in trust pursuant to and as provided in this Agreement.

     (2) the perfection and priority of a security interest in which is governed by the law of a jurisdiction which has adopted the 1994 Revision to Article 8 of the UCC:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Collateral Agent by physical delivery to the Collateral Agent, indorsed to, or registered in the name of, the Collateral Agent or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Collateral to the Collateral Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

               (i) by physical delivery of such certificated security to the Collateral Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Collateral Agent or indorsed in blank;

               (ii) by physical delivery of such certificated security in registered form to the Securities Intermediary acting on behalf of the Collateral Agent if the certificated security has been specially endorsed to the Collateral Agent by an effective endorsement.

          (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a

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     Federal  Reserve  Bank  by  a  securities  intermediary  which  is  also  a
     "depositary"  pursuant to applicable  federal  regulations  and issuance by
     such  securities   intermediary  of  a  deposit  advice  or  other  written
     confirmation of such book-entry registration to the Collateral Agent of the purchase by the securities intermediary on behalf of the Collateral Agent of such book-entry security; the identification by the Federal Reserve Bank of such book-entry certificates on its records being credited to the securities intermediary's Participant's securities account; the making by
     such   securities   intermediary  of  entries  in  its  books  and  records
     identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Collateral Agent and indicating that such securities intermediary holds such book-entry security solely as agent for the Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Collateral to the Collateral Agent free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

          (d) with respect to any item of Collateral that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, transfer thereof:

               (i) (A) by registration to the Collateral Agent as the registered owner thereof, on the books and records of the issuer thereof.

                    (B) by another Person (not a securities intermediary) either becomes the registered owner of the uncertificated security on behalf of the Collateral Agent, or having become the registered owner acknowledges that it holds for the Collateral Agent.

               (ii) the issuer thereof has agreed that it will comply with instructions originated by the Collateral Agent without further consent of the registered owner thereof.

          (e) in each case of delivery contemplated herein, the Collateral Agent shall make appropriate notations on its records, and shall cause same to be made of the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Agreement.

          (f) with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC)

               (i) if a securities intermediary (as defined in Section 8-102(a)(14)of the UCC)(A) indicates by book entry that a "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Collateral Agent's "securities account" (as defined in
          Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Collateral Agent or acquires a financial asset for the Collateral Agent, and in either case, accepts it for credit to the Collateral Agent's securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Collateral Agent's securities account, or (D) has agreed that it will comply with "entitlement orders" (as defined in Section 8-102(a)(8) of the UCC) originated by the Collateral Agent without further consent by the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Collateral Agent of (I) a specific certificated security in the securities intermediary's possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary's possession, or (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary.

     "Eligible Deposit Account" with respect to Series 1998-1, has the meaning specified in Section 1.01 of the Series 1998-1 Securitization Agreement for " Eligible Account".

     "Eligible"  with  respect to Series  1998-1,  has the meaning  specified in
Section 1.01 of the Series 1998-1 Securitization Agreement for "Permitted Investment".

     "Entitlement Holder" shall have the meaning specified in Section 8-102(a)(7) of the UCC. "Final Termination Date" means, with respect to a Series, the date that is the later of (i) the Insurer Termination Date with respect to such Series and (ii) the Trustee Termination Date with respect to such Series.

     "Financial Asset" shall have the meaning specified in Section 8-102(a)(9) of the UCC.

     "Financial Security Default" means, with respect to any Series, any one of the following events shall have occurred and be continuing:

          (a) Financial Security shall have failed to make a payment required under the related Policy;

          (b) Financial Security shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar Federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar Federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for Financial Security or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of Financial Security (or the taking of possession of all or any material portion of the property of Financial Security).

     "Guaranteed Distributions" shall have the meaning set forth in the related Policy.

     "Harris Trust and Savings Bank" means Harris Trust and Savings Bank, an Illinois banking corporation.

     "Initial Spread Account Deposit" means, with respect to the Series 1998, an amount equal to $3,745,054.95.

     "Insurance Agreement" means, with respect to any Series, the Insurance and Indemnity Agreement among Financial Security and/or NAFI and/or the Transferor and such other parties as may be named therein, pursuant to which Financial Security issued a Policy to the Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

     "Insurer Secured Obligations" means, with respect to a Series, all amounts and obligations which may at any time be owed to or on behalf of Financial Security (or any agents, accountants or attorneys for Financial Security) under the Insurance Agreement related to such Series or under any Transaction

Document in respect of such Series, regardless of whether such amounts are owed now or in the future, whether liquidated or unliquidated, contingent or noncontingent.

     "Insurer Termination Date" means, with respect to any Series, the date which is the latest of (i) the date of the expiration of all Policies issued in respect of such Series, (ii) the date on which Financial Security shall have received payment and performance in full of all Insurer Secured Obligations with respect to such Series and (iii) the latest date any payment referred to above could be avoided as a preference or otherwise under the United States Bankruptcy Code or any other similar Federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent and the Trustee.

     "Lien" means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of the law.

     "Monthly Period" means, with respect to a Reporting Date or a Distribution Date, the calendar month immediately preceding the month in which such Reporting Date or Distribution Date occurs (such calendar month being referred to as the "related" Monthly Period with respect to such Reporting Date or Distribution
Date).

     "NAFI" means National Auto Finance Company, Inc., a Delaware corporation.

     "Non-Controlling Party" means with respect to a Series at any time, the Secured Party that is not the Controlling Party at such time.

     "Opinion of Counsel" means a written opinion of counsel acceptable, as to form, substance and issuing counsel, to the Controlling Party.

     "Policy" means the Series 1998-1 Note Policy and any insurance policy subsequently issued by Financial Security with respect to a Series.

     "Requisite Amount" means, with respect to Series 1998-1,as of any Reporting Date after giving effect to any distributions of principal on the Series 1998 to be made on the related Distribution Date, the greater of (a) the lesser of
(i)(A) if such Reporting Date occurs before the January 1999 Distribution Date, 5.0% of an amount equal to the sum of the Series 1998-1 Initial Balance and the aggregate Principal Balance of Subsequent Receivables sold to the Trust through such Reporting Date (such Principal Balance calculated as of the related Subsequent Cutoff

Dates), or (B) if such Reporting Date occurs after the January 1999 Distribution Date and (1) the Cumulative Loss Rate as of the January 1999 Distribution Date is less than 4.0%, 2.5% of an amount equal to the sum of the Series 1998-1 Initial Balance and the aggregate Principal Balance of Subsequent Receivables sold to the Trust through such Reporting Date (such Principal Balance calculated as of the related Subsequent Cutoff Dates) or (2) the Cumulative Loss Rate as of the January 1999 Distribution Date is equal to or greater than 4.0%, 5.0% of an amount equal to the sum of the Series 1998-1 Initial Balance and the aggregate Principal Balance of Subsequent Receivables sold to the Trust through such Reporting Date (such Principal Balance calculated as of the related Subsequent Cutoff Dates), and (ii) the greater of (A) the outstanding principal amount of the Series 1998 as of such Reporting Date after giving effect to any distributions of principal to be made thereon on the related Distribution Date and (B) $100,000, and (b)(i) if a Trigger Event shall have occurred as of such Reporting Date (and until such Trigger Event is Deemed Cured) and no Insurance Agreement Event of Default shall have occurred as of such Reporting Date, 9.0% of the Series 1998-1 Balance as of such Reporting Date, or (ii) if an Insurance Agreement Event of Default shall have occurred as of such Reporting Date, an unlimited amount. Notwithstanding the foregoing, if the Reporting Date for which the Requisite Amount is being determined occurs after March 31, 1998 and NAFI or the Transferor has failed to perform or observe either of its covenant set forth in Section 2.05(o)(i) or (ii) of the Series 1998-1 Insurance Agreement (without giving effect to any grace period provided for in the Series 1998-1 Insurance Agreement) and for so long as such failure of performance or observance of either of its covenants is continuing, the "Requisite Amount" shall be an unlimited amount.

     "Reversionary Holders" has the meaning specified in Section 2.01 hereof.

     "Scheduled  Payments"  shall  have the  meaning  set  forth in the  related
Policy.

     "Secured  Obligations"  means,  with  respect to each  Series  the  Insurer
Secured Obligations with respect to such Series and the Trustee Secured Obligations with respect to such Series.

     "Secured Parties" means Financial Security and the Trustee.

     "Securities" means the "notes", "certificates" or other obligations issued or arising under a Securitization Agreement.

     "Securities   Intermediary"   means  the   Person   acting  as   securities
intermediary within the meaning of Section 8- 102(a)(14) under this Agreement (which initially is Harris Trust and Savings Bank).

     "Securitization Agreement" means, with respect to the Series 1998, the Series 1998-1 Securitization Agreements and, for each other Series created pursuant to a Securitization Agreement, the "Trust Agreement", the "Sale and Servicing Agreement", the "Indenture", the "Pooling and Servicing Agreement", "Sale and Servicing Agreement", "Indenture", "Purchase and Contribution Agreement" or any other financing document related to such Series.

     "Securityholders" means the holders of the Securities of a Series as more particularly described in the Securitization Agreement with respect to such Series.

     "Security Interests" means, with respect to the Series 1998-1 Notes, the security interests and Liens in the Series 1998-1 Collateral granted pursuant to
Section 2.03 hereof, and, with respect to any other Series, the security interests and Liens in the related Collateral granted pursuant to the related Series Supplement.

     "Series 1998-1 Balance" means with respect to any Reporting Date, the sum of the Pool Balance as of the last day of the related Due Period and the amount on deposit in the Pre-Funding Account, if any, on such date.

     "Series 1998-1 Collateral" has the meaning specified in Section 2.03(a) hereof.

     "Series 1998-1 Indenture" has the meaning provided in the second recital to this Agreement.

     "Series 1998-1 Initial Balance" means $75,504,414.69.

     "Series 1998-1 Insurance Agreement" means the Insurance Agreement related to the Series 1998.

     "Series 1998-1 Insurer Secured Obligations" means the Insurer Secured Obligations with respect to the Series 1998.

     "Series 1998-1 Note Policy" means the Policy issued with respect to the Series 1998.

     "Series 1998" has the meaning set forth in the second recital to this Agreement.

     "Series 1998-1  Reversionary  Holders" has the meaning specified in Section
2.01 hereof.

     "Series 1998-1 Secured Obligations" means the Secured Obligations related to the Series 1998.

     "Series 1998-1 Securitization Agreements" has the meaning set forth in the second recital to this Agreement.

     "Series 1998-1 Spread Account" has the meaning specified in Section 3.01(a) hereof.

     "Series 1998-1 Trust" has the meaning provided in the first recital to this Agreement.

     "Series 1998-1 Trust Agreement" has the meaning provided in the first recital to this Agreement.

     "Series 1998-1 Trust Estate" means the Trust Estate with respect to the Series 1998, as described in the Series 1998-1 Sale and Servicing Agreement and the Series 1998-1 Indenture.

     "Series of Securities" or "Series" means the Series 1998 or, as the context may require, any other series of Securities issued or arising as described in
Section 2.02 hereof, or collectively, all such series.

     "Series Supplement" means a supplement hereto executed by the parties hereto in accordance with Section 2.02 hereof.

     "Servicer Termination Side Letter" shall have the meaning set forth in the Insurance Agreement.

     "Spread Account" has the meaning specified in Section 3.01(a) hereof.

     "Spread Account Eligible Investments" means Eligible Investments held by the Collateral Agent in a Spread Account and with respect to which the Collateral Agent has taken Delivery.

     "Spread Account Shortfall" means, with respect to any Series and any Reporting Date with respect to which (x) a Trigger Event has occurred and has not been Deemed Cured or (y) an Insurance Agreement Event of Default has occurred, the excess, if any, of the amount determined pursuant to the applicable definition of Requisite Amount with respect to such Reporting Date over the amount on deposit in the related Spread Account as of such Reporting Date after making any withdrawals therefrom required by priorities FIRST, SECOND, and THIRD of Section 3.03(b) hereof.

     "Transaction Documents" means, with respect to a Series, this Agreement, each of the applicable Securitization Agreements, the Servicer Termination Side Letter, the Insurance Agreement, the Indemnification Agreement, the Purchase Agreement, the Inducement Letter, the Premium Letter, the Assignment Agreement, if any, the Custodian Agreement, the Lockbox Agreement, any Conveyance related to such Series, any Subsequent Transfer

Agreement related to such Series and any other financing document related to such Series.

     "Trigger Event" means, with respect to Series 1998-1, that as of any Reporting Date with respect to Series 1998-1 that any one of the following events shall have occurred and shall not have been Deemed Cured: (a)(i) as of such Reporting Date before the January 1999 Distribution Date, the Average Delinquency Rate is equal to or greater than 8.75% or (ii) as of such Reporting Date after the January 1999 Distribution Date, (x) if the Cumulative Loss Rate as of the January 1999 Distribution Date is equal to or greater than 4.0%, the Average Delinquency Rate is equal to or greater than 8.75% or (y) if the Cumulative Loss Rate as of the January 1999 Distribution Date is less than 4.0%, the Average Delinquency Rate is equal to or greater than 8.35%; or (b) as of such Reporting Date (i) occurring before the January 1999 Distribution Date, the Average Default Rate is equal to or greater than 18.50%, (ii) occurring after the January 1999 Distribution Date but before the January 2000 Distribution Date and (x) if the Cumulative Loss Rate as of the January 1999 Distribution Date is equal to or greater than 4.0%, the Average Default Rate is equal to or greater than 18.50% or (y) if the Cumulative Loss Rate as of the January 1999 Distribution Date is less than 4.0%, the Average Default Rate is equal to or greater than 18.10% and (iii) occurring subsequent to the January 2000
Distribution Date and (x) if the Cumulative Loss Rate as of the January 1999 Distribution Date is equal to or greater than 4.0%, the Average Default Rate is equal to or greater than 14.50% or (y) if the Cumulative Loss Rate as of the January 1999 Distribution Date is less than 4.0%, the Average Default Rate is equal to or greater than 14.10%; or (c) as of such Reporting Date (i) occurring before the January 1999 Distribution Date, the Average Net Loss Rate is equal to or greater than 9.20%, (ii) occurring after the January 1999 Distribution Date but before the January 2000 Distribution Date and (x) if the Cumulative Loss Rate as of the January 1999 Distribution Date is equal to or greater than 4.0%, the Average Net Loss Rate is equal to or greater than 9.20% or (y) if the Cumulative Loss Rate as of the January 1999 Distribution Date is less than 4.0%, the Average Net Loss Rate is equal to or greater than 8.30% and (iii) occurring subsequent to the January 2000 Distribution Date and (x) if the Cumulative Loss Rate as of the January 1999 Distribution Date is equal to or greater than 4.0%, the Average Net Loss Rate is equal to or greater than 7.20% or (y) if the Cumulative Loss Rate as of the January 1999 Distribution Date is less than 4.0%, the Average Net Loss Rate is equal to or greater than 6.30%.

     "Trust" means a trust formed pursuant to a Securitization Agreement.

     "Trust Estate" with respect to any Series means the property assigned to the Trustee or other Person or held in the estate of the Trust, in each case pursuant to the related Securitization Agreement.

     "Trustee" means with respect to any Series, the Trustee or Trust Collateral Agent, as applicable, named in the related Securitization Agreement.

     "Trustee Secured Obligations" means, with respect to a Series, all amounts and obligations which NAFI, the Transferor or the Trust may at any time owe to or on behalf of the Trustee for the benefit of the Securityholders under the Securitization Agreement with respect to such Series.

     "Trustee Termination Date" means, with respect to any Series, the date which is the latest of (i) the date on which the Trustee shall have received, as Trustee for the holders of the Securities of such Series, payment and performance in full of all Trustee Secured Obligations arising out of or relating to such Series, (ii) the date on which all payments in respect of the Securities of such Series shall have been made and the related Trust shall have been terminated pursuant to the terms of the related Securitization Agreement and (iii) the latest date any payment referred to above could be avoided as a preference or otherwise under the United States Bankruptcy Code or any other similar Federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, as specified in an Opinion of Counsel delivered to the Collateral Agent, Financial Security and the Trustee.

     "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code in effect in the relevant jurisdiction, as the same may be amended from time to time.

     "Unreimbursed Amounts" has the meaning specified in Section 3.03(b) hereof.

     Section 1.2. Rules of Interpretation. The terms "hereof," "herein" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Agreement in its entirety. Unless otherwise indicated in context, the terms "Article," "Section," "Appendix," "Exhibit" or "Annex" shall refer to an Article or Section of, or Appendix, Exhibit or Annex to, this Agreement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term. A term defined herein and used herein preceded by a Series designation, shall mean such term as it relates to the Series designated.

                                   ARTICLE II

            REVERSIONARY HOLDERS; SERIES SUPPLEMENTS; THE COLLATERAL

     Section 2.1. Reversionary Holders. It is anticipated that each Securitization Agreement will require that certain amounts be deposited into a Spread Account. With respect to any Series, the Person or Persons who will ultimately be entitled to receive distributions of amounts released from the related Spread Account are the "Reversionary Holders" with respect to such Spread Account and Series and may be classified into different classes of Reversionary Holders pursuant to the applicable Securitization Agreement and
Section 3.03 hereof. With respect to Series 1998-1, the Reversionary Holders (the "Series 1998-1 Reversionary Holders") shall be the holders of the Trust Certificates.

     It is intended by the parties hereto that the Collateral shall constitute property held in trust by the Collateral Agent, to provide for the payment of the Secured Obligations, and that such Collateral and any property rights appurtenant thereto shall vest in the related Reversionary Holders only when such Collateral is released to such Reversionary Holders in accordance with
Section 3.03(b) hereof.

     Notwithstanding the foregoing, each Reversionary Holder may treat the deposit of the related Collateral into the related Spread Account as the receipt by such Reversionary Holder of such Collateral for Federal and state income taxes, as may be required by law.

     Each Securitization Agreement in which the Transferor is not itself the sole Reversionary Holder shall provide that the Transferor shall be deemed to be the agent of the related Reversionary Holders for the purpose of perfecting the Collateral Agent's Security Interest in the related Collateral. Each Securitization Agreement shall additionally provide that the Reversionary Holders agree to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case, as the Controlling Party shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the related Collateral.

     Section 2.2. Series Supplements. The parties hereto agree that the Transferor will have the option to enter into a Series Supplement hereto with respect to each Series, the Secured Obligations with respect to which are to be secured by Collateral held pursuant to the provisions of this Agreement. The parties will enter into a Series Supplement only if the following conditions shall have been satisfied:

               (i) The Transferor shall have sold or pledged all or a portion of its right, title and interest in and to a pool of receivables and/or other financial assets or property to a Trust or other Person pursuant to a Securitization Agreement;

               (ii) Financial Security shall have issued a Policy in respect of the Guaranteed Distributions or Scheduled Payments, as the case may be, with respect to the Series issued or arising pursuant to such Securitization Agreement; and

               (iii) Pursuant to the related Series Supplement the related Collateral specified herein shall be administered by the Collateral Agent substantially on the terms set forth in Section 2.03 hereof.

     Section 2.3. Creation and Grant of Security Interest by the Transferor.

     (a) To secure the performance of the Series 1998-1 Secured Obligations and the Secured Obligations with respect to each other Series to the extent provided herein, the Transferor, including in its capacity as agent on behalf of the Reversionary Holders, hereby pledges, assigns, grants, transfers and conveys to the Collateral Agent, on behalf of and for the benefit of the Secured Parties, a lien on and security interest in (which lien and security interest is intended to be prior to all other Liens), all of its right, title and interest in and to the following (all being collectively referred to herein as the "Series 1998-1 Collateral" and constituting Collateral hereunder):

          (i) the amounts distributed to the Series 1998-1 Spread Account pursuant to Section 5.7(b)(v) of the Series 1998-1 Sale and Servicing Agreement and Section 5.6(a) of the Series 1998-1 Indenture and all rights and remedies that the Series 1998-1 Reversionary Holders may have to enforce such distributions, whether under the Series 1998-1 Securitization Agreements or otherwise;

          (ii) the Series 1998-1 Spread Account established  pursuant to Section
     3.01 hereof, and each other account established by the Transferor and maintained by the Collateral Agent (including, without limitation, the Initial Spread Account Deposit related thereto and all additional monies, checks, securities, investments and other documents from time to time held in or evidencing any such accounts);

          (iii) all of the Transferor's right, title and interest in its capacity as agent for the Series 1998-1 Reversionary Holders, in and to investments made with proceeds of the property described in clauses (i) and (ii) above, or made with amounts on deposit in the Series 1998-1 Spread Account; and

          (iv) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

     (b) To effectuate the provisions and purposes of this Agreement, including for the purpose of perfecting the security interests granted hereunder, the Transferor represents and warrants that it has executed and filed on or prior to the Closing Date an appropriate Uniform Commercial Code financing statement in the State of Illinois sufficient to assure that the Collateral Agent, as agent for the Secured Parties, has a first priority perfected security interest in all Series 1998-1 Collateral which can be perfected by the filing of a financing statement.

     Section 2.4. Priority. The Transferor intends the security interests in favor of the Collateral Agent, for the benefit of the Secured Parties, to be prior to all other Liens in respect of the Collateral, and the Transferor shall take all actions necessary to obtain and maintain, in favor of the Collateral Agent, for the benefit of the Secured Parties, a first lien on and a first priority perfected security interest in the Collateral. Subject to the provisions hereof specifying the rights and powers of the Controlling Party from time to time to control certain specified matters relating to the Collateral, each Secured Party shall have all of the rights, remedies and recourse with respect to the Collateral afforded a secured party under the Uniform Commercial Code, and all other applicable law in addition to, and not in limitation of, the other rights, remedies and recourse granted to such Secured Parties by this Agreement or any other law relating to the creation and perfection of liens on, and security interests in, the Collateral.

     Section 2.5. Transferor Remains Liable. The Security Interests are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve the Transferor from, any obligation to perform or satisfy, any term, covenant, condition or agreement to be performed or satisfied by the Transferor under or in connection with this Agreement, the Insurance Agreement or any other Transaction Document to which it is a party or (ii) impose any obligation on any of the Secured Parties or the Collateral Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on any of the Secured Parties or the Collateral Agent for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith, except, in each case, to the extent provided herein and in the other Transaction Documents.

     Section 2.6. Maintenance of Collateral.

     (a) Safekeeping. The Collateral Agent agrees to (i) maintain the Collateral (other than Spread Account Eligible Investments) received by it and all records and documents relating thereto at the office of the Collateral Agent specified in Section 8.06 hereof or such other address within the State of Illinois (unless all filings have been made to continue the perfection of the security interest in the Collateral to the extent such security interest can be perfected by filing a financing statement, as evidenced by an Opinion of Counsel delivered by the Transferor to the Controlling Party), as may be approved by the Controlling Party and (ii) take Delivery of and maintain the Spread Account Eligible Investments and all records and documents relating thereto at its offices within the State of New York. The Collateral Agent shall keep all Collateral and related documentation in its possession separate and apart from all other property that it is holding in its possession and from its own general assets and shall maintain accurate records pertaining to the Spread Account Eligible Investments and Spread Accounts included in the Collateral in such a manner as shall enable the Collateral Agent and the Secured Parties to verify the accuracy of such record-keeping. The Collateral Agent's books and records shall at all times show that the Collateral is held by the Collateral Agent as agent of the Secured Parties and is not the property of the Collateral Agent. The Collateral Agent will promptly report to each Secured Party and the Transferor any failure on its part to hold the Collateral as provided in this
Section 2.06(a) and will promptly take appropriate action to remedy any such failure.

     (b) Access. The Collateral Agent shall permit each of the Secured Parties, the Reversionary Holders or their respective duly authorized representatives, attorneys, auditors or designees, to inspect the Collateral in the possession of or otherwise under the control of the Collateral Agent pursuant hereto at such reasonable times during normal business hours as any such Secured Party or Reversionary Holders may reasonably request upon not less than two Business Days' prior written notice. The costs and expenses associated with any such inspection will be paid by the party making such inspection.

     (c) With respect to the Collateral credited to the Spread Account, the Collateral Agent, in its capacity as the Securities Intermediary agrees that:

          (i) any Collateral that is held in deposit accounts shall be held solely in a bank that is an Eligible Bank; and each such deposit account shall be subject to the exclusive custody and control of the Securities Intermediary, and the Securities Intermediary shall have sole signature authority with respect thereto;

          (ii) except for any deposit accounts specified in clause (c)(i) above, the Spread Account shall be invested only in cash, securities or other assets which the Securities Intermediary or other Eligible Bank maintaining the Spread Account pursuant to Section 3.01(a) agrees to treat as Financial Assets; and

          (iii) any such Collateral that is, or is treated as, a Financial Asset shall be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Securities Intermediary or other Eligible Bank maintaining the Spread Account pursuant to Section 3.01(a) in accordance with the Securities Intermediary's or such other institution's customary procedures such that the Securities Intermediary or such other institution establishes a Security Entitlement in favor of the Collateral Agent with respect thereto over which the Securities Intermediary or such other institution has Control.

     (d) The Securities Intermediary hereby confirms that (A) the Spread Account is an account to which Financial Assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Collateral Agent as entitled to exercise the rights that comprise any Financial Asset credited to the Spread Account, (B) all Collateral in respect of the Spread Account will be promptly credited by the Securities Intermediary to the Spread Account, and (C) all securities or other property underlying any Financial Assets credited to the Spread Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any Financial Asset credited to the Spread Account be registered in the name of the Transferor, payable to the order of the Transferor or specially endorsed to the Transferor in each case to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

     (e) The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Spread Account shall be treated as a Financial Asset.

     (f) If at any time the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Spread Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Transferor or any other Person. If at any time the Collateral Agent notifies the Securities Intermediary in writing that the Final Termination Date of the last Series has occurred, then thereafter if the Securities Intermediary shall receive any order from the Transferor directing transfer or redemption of any financial asset relating to the Spread Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Collateral Agent or any other Person.

     (g) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Spread Account or any Financial Asset credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The Financial Assets credited to the Spread Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Agent.

     (h) There are no other agreements entered into between the Securities Intermediary in such capacity and the Transferor with respect to the Spread Account. In the event of any conflict between this Agreement (or any provision of this Agreement) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

     (i) The rights and powers granted herein to the Collateral Agent have been granted in order to perfect its security interest in the Spread Account and the Security Entitlements to the Financial Assets credited thereto and are powers coupled with an interest and will neither be affected by the bankruptcy, receivership or conservatorship, as applicable, of the Transferor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the security interest of the Collateral Agent in the Spread Account and such Security Entitlements has been terminated pursuant to the terms of this Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing.

     (j) Notwithstanding anything else contained herein, the Transferor agrees that the Spread Account will be established only with the Securities Intermediary which agrees substantially as follows: (i) it will comply with Entitlement Orders related to such account issued by the Collateral Agent without further consent by the Transferor; (ii) until termination of the Agreement, it will not enter into any other agreement related to such account pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Collateral Agent; and (iii) all assets delivered or credited to it in connection with such account and all investments thereof will be promptly credited to such account.

     Section 2.7. Termination and Release of Rights.

     (a) On the Insurer Termination Date relating to a Series, the rights, remedies, powers, duties, authority and obligations conferred upon Financial Security pursuant to this Agreement in respect of the Collateral related to such Series (and, to the extent provided herein, in respect of Collateral related to other Series) shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of Financial Security with respect to such Collateral shall be automatically released; provided that any indemnity provided to or by Financial Security herein shall survive such Insurer Termination Date. If Financial Security is acting as Controlling Party with respect to a Series on the related Insurer Termination Date, Financial Security agrees, at the expense of the Transferor, to execute and deliver such instruments as the successor Controlling Party may reasonably request to effect such release, and any such instruments so executed and delivered shall be fully binding on Financial Security and any Person claiming by, through or under Financial Security.

     (b) On the Trustee Termination Date related to a Series, the rights, remedies, powers, duties, authority and obligations, if any, conferred upon the Trustee, as Collateral Agent, pursuant to this Agreement in respect of the Collateral related to such Series (and, to the extent provided herein, in respect of the Collateral related to other Series) shall terminate and be of no further force and effect and all such rights, remedies, powers, duties, authority and obligations of the Trustee, as Collateral Agent, with respect to such Collateral shall be automatically released; provided that any indemnity provided to or by the Trustee herein shall survive such Trustee Termination Date. If the Trustee is acting as Controlling Party with respect to a Series on the related Trustee Termination Date, the Trustee agrees, at the expense of the Transferor, to execute and deliver such instruments as the Transferor may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Trustee.

     (c) On the Final Termination Date with respect to a Series, the rights, remedies, powers, duties, authority and obligations conferred upon the Collateral Agent and each Secured Party pursuant to this Agreement shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Collateral Agent and each Secured Party with respect to the Collateral related to such Series (and, to the extent provided herein, in respect of Collateral related to other Series) shall be automatically released, subject to the application of such amounts for indemnity payments and all other amounts due and payable hereunder. On the Final Termination Date with respect to a

Series, the Collateral Agent agrees, and each Secured Party agrees, at the expense of the Transferor, to execute such instruments of release, in recordable form if necessary, in favor of the Transferor as the Transferor may reasonably request, to deliver any Collateral related to such Series in its possession to the Transferor or as otherwise provided in the related Securitization Agreement, and to otherwise release the lien of this Agreement and release and deliver to the Transferor or as otherwise provided in the related Securitization Agreement the Collateral related to such Series.

     Section 2.8. Non-Recourse Obligations of Transferor and the Reversionary Holders. Notwithstanding anything herein or in the other Transaction Documents to the contrary, the parties hereto agree that the obligations of the Transferor and the Reversionary Holders hereunder shall be recourse only to the extent of amounts deposited in the Spread Accounts. The Transferor agrees that it shall not declare or make payment of (i) any dividend or other distribution on or in respect of any beneficial interests in the Transferor or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (x) any beneficial interest in the Transferor or (y) any option, warrant or other right to acquire any beneficial interest in the Transferor or (z) any payment of any loan made by NAFI or any Affiliate of NAFI to the Transferor, unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by the Transferor or any Reversionary Holders under any Transaction Document is then due and owing but unpaid.


                                   ARTICLE III

                                 SPREAD ACCOUNTS

     Section 3.1. Establishment of Spread Accounts; Initial Deposits into Spread Accounts.

     (a) On or prior to the Closing Date relating to Series 1998-1, the Collateral Agent shall establish with respect to such Series, at its office or at another depository institution or trust company an Eligible Deposit Account, designated, "Spread Account - National Auto Finance Series 1998-1 Trust - Harris Trust and Savings Bank, as Collateral Agent for Financial Security Assurance Inc. and another Secured Party" (the "Spread Account", and, with respect to the Series 1998, the "Series 1998- 1 Spread Account"). All Spread Accounts established under this Agreement from time to time shall be maintained at the same depository institution (which depository institution may be changed from time to time in accordance with this Agreement). If any Spread Account maintained or established with respect to a Series ceases to be an Eligible Deposit Account, the Collateral

Agent shall, within five Business Days, establish a new Eligible Deposit Account for such Series.

     (b) No withdrawals may be made of funds in any Spread Account except as provided in Section 3.03 of this Agreement. Except as specifically provided in this Agreement, funds in a Spread Account established with respect to a Series shall not be commingled with funds in a Spread Account established with respect to another Series or with any other moneys. All moneys deposited from time to time in such Spread Account and all investments made with such moneys shall be held by the Collateral Agent as part of the Collateral with respect to such Series.

     (c) On the Closing Date with respect to a Series, the Collateral Agent shall deposit the Initial Spread Account Deposit with respect to such Series, if any, received from the Transferor into the related Spread Account.

     (d) Each Spread Account shall be separate from each Trust, and amounts on deposit therein will not constitute a part of the Trust Estate of any Trust. Each Spread Account shall be maintained by the Collateral Agent at all times separate and apart from any other account of the Transferor, the Servicer or the Trust. All income or loss on investments of funds in any Spread Account shall be reported by the applicable Reversionary Holders as taxable income or loss of such Reversionary Holders.

     Section 3.2. Investments.

     (a) Funds which may at any time be held in the Spread Account established with respect to a Series shall be invested and reinvested by the Collateral Agent, at the written direction (including, subject to the provisions hereof, general standing instructions) of the Transferor (unless a Default actually known to an Authorized Officer of the Collateral Agent shall have occurred and be continuing, in which case at the written direction of the Controlling Party) or its designee received by the Collateral Agent by 1:00 P.M. New York City time on the Business Day prior to the date on which such investment shall be made, in one or more Spread Account Eligible Investments in the manner specified in
Section 3.02(c) hereof. If no written direction with respect to any portion of such Spread Account is received by the Collateral Agent, the Collateral Agent shall invest such funds overnight in such Eligible Investments as the Collateral Agent may select, provided that the Collateral Agent shall not be liable for any loss or absence of income resulting from such investments or for investments made pursuant to written instructions received in accordance with this Section 3.02(a).

     (b) Each investment made pursuant to this Section 3.02 on any date shall mature not later than the Business Day immediately preceding the Distribution Date next succeeding the day such investment is made, except that any investment made on the day preceding a Distribution Date shall mature on such Distribution Date; provided that any investment of funds in any Spread Account maintained with the Collateral Agent (which shall be qualified as a Spread Account Eligible Investment) in any investment as to which the Collateral Agent is the obligor, if otherwise qualified as an Eligible Investment (including any repurchase agreement on which the Collateral Agent in its commercial capacity is liable as principal) may mature on the Distribution Date next succeeding the date of such investment.

     (c) Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent in a manner complying with Section 2.06 hereof and the requirements of the definition of "Spread Account Eligible Investments."

     (d) If amounts on deposit in any Spread Account are at any time invested in a Spread Account Eligible Investment payable on demand, the Collateral Agent shall (i) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Spread Account Eligible Investment is permitted to mature under the provisions hereof and (ii) demand payment of all amounts due thereunder promptly upon receipt of written notice from the Controlling Party to the effect that such investment does not constitute a Spread Account Eligible Investment.

     (e) All moneys on deposit in a Spread Account together with any deposits or securities in which such moneys may be invested or reinvested, and any gains from such investments, shall constitute Collateral hereunder with respect to the related Series subject to the Security Interests of the Secured Parties.

     (f) Subject to Section 4.03 hereof, the Collateral Agent shall not be liable by reason of any insufficiency in any Spread Account resulting from any loss on any Eligible Investment included therein except for losses attributable to the Collateral Agent's failure to make payments on Eligible Investments as to which the Collateral Agent, in its commercial capacity, is obligated to make.

     Section 3.3. Distributions; Priority of Payments.

     (a) On or before each Deficiency Claim Date with respect to any Series, the Collateral Agent will make the following calculations on the basis of information (including, without limitation, the amount of any Deficiency Claim Amount with respect to any Series) received pursuant to Section 4.11 of the applicable Securitization Agreement (or other section referenced in the related Series Supplement), with respect to each such Series from the Servicer thereunder; provided, however, that if the Collateral Agent receives notice from Financial Security of the occurrence of an Insurance Agreement Event of Default with respect to any Series, such notice shall be determinative for the purposes of determining the Requisite Amount for such Series:

          FIRST, determine the amounts to be on deposit in the respective Spread Accounts (taking into account amounts to be deposited into the related Spread Accounts) on the next succeeding Distribution Date which will be available to satisfy any Deficiency Claim Amount.

          SECOND, determine (i) the amounts, if any, to be distributed from each Spread Account related to each Series with respect to which there exists a Deficiency Claim Amount, and (ii) whether, following distribution from the related Spread Accounts to the respective Trustees for deposit into the respective Collection Account with respect to which there exists a Deficiency Claim Amount, a Deficiency Claim Amount will continue to exist with respect to one or more Series.

          THIRD, if a Deficiency Claim Amount will continue to exist with respect to one or more Series other than the Series 1998 following the distributions from the related Spread Accounts contemplated by paragraph SECOND above, determine the amount, if any, to be distributed to the Trustee with respect to each Series from unrelated Spread Accounts other than the Series 1998-1 Spread Account in respect of such Deficiency Claim Amount(s). This determination shall be made in accordance with the distribution priority scheme set forth in Section 3.03(b) below.

     On such Deficiency Claim Date related to a Series, the Collateral Agent shall deliver a certificate to each Trustee in respect of which the Collateral Agent has received a Deficiency Notice stating the amount, if any, to be distributed to such Trustee on the next Distribution Date in respect of such Deficiency Claim Amount.

     (b) On each Distribution Date, following the deposit into the respective Spread Accounts of the amounts required to be deposited therein pursuant to the respective Securitization Agreements and if the Trustee has received a Deficiency Notice with respect to one or more such Series, or with respect to priority SIXTH below to the extent the amount referred to therein is due and owing, the Collateral Agent shall make the following distributions in the following order of priority:

          FIRST, if with respect to any Series there exists a Deficiency Claim Amount, from the Spread Account related to such Series, to the Trustee for deposit in the related Collection Account the amount of such Deficiency Claim Amount.

          SECOND, if with respect to any Series other than the Series 1998 there continues to exist a Deficiency Claim Amount after deposit into the Collection Account of amounts distributed pursuant to priority FIRST of this Section 3.03(b), from amounts, if any, on deposit in each unrelated Spread Account other than the Series 1998-1 Spread Account, pro rata, in excess of the related Requisite Amount, an amount in the aggregate up to the aggregate of the Deficiency Claim Amounts for all Series other than the Series 1998-1, for deposit in the respective Collection Accounts pro rata in accordance with the respective Deficiency Claim Amounts.

          THIRD, if with respect to any Series other than the Series 1998 there continues to exist a Deficiency Claim Amount after deposit into the Collection Account of amounts distributed pursuant to priority FIRST and SECOND of this Section 3.03(b), from each unrelated Spread Account other than the Series 1998-1 Spread Account pro rata in accordance with amounts on deposit therein, an amount up to the aggregate of the remaining Deficiency Claim Amounts for all Series other than the Series 1998, to the respective Trustees for deposit in the respective Collection Accounts pro rata in accordance with the respective Deficiency Claim Amounts.

          FOURTH, if with respect to one or more Series other than the Series 1998 there exists a Spread Account Shortfall, from amounts, if any, (1) on deposit in each Spread Account other than the Series 1998-1 Spread Account in excess of the related Requisite Amount or (2) on deposit in any Spread Account other than the Series 1998-1 Spread Account with respect to which the Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date, an amount in the aggregate up to the aggregate of the Spread Account Shortfalls for all Series other than the Series 1998 for deposit into each Spread Account other than the Series 1998-1 Spread Account pro rata in accordance with the respective Spread Account Shortfalls.

          FIFTH, if with respect to one or more Series, amounts have been withdrawn from the related Spread Account pursuant to priority THIRD of this Section 3.03(b) on such Distribution Date and/or prior Distribution Dates and such amounts have not been redeposited in full into such Spread Account pursuant to this priority FIFTH (such amounts in the aggregate for a Series "Unreimbursed Amounts"), from amounts, if any, (1) on deposit in each Spread Account other than the Series 1998-1 Spread Account in excess of the related Requisite Amount; or (2) on deposit in any Spread Account other than the Series 1998-1 Spread Account with respect to which the Final Termination Date shall have occurred on such Distribution Date or a prior Distribution Date, an amount up to the aggregate of the Unreimbursed Amounts for all such Series for deposit into each Spread Account other than the Series 1998-1 Spread Account with respect to which there exist Unreimbursed Amounts pro rata in accordance with the respective Unreimbursed Amounts.

          SIXTH, if any amounts are owed to the Trustee, the Collateral Agent or Backup Servicer for reasonable out-of-pocket expenses in connection with the administration of the Trust, including the expenses incurred in the transition to a successor Servicer and such amounts have not been paid, then from amounts (if any) on deposit in the related Spread Account, an amount up to the amount so owed, to be paid to the Trustee, the Collateral Agent and the Backup Servicer.

          SEVENTH, any funds in a Spread Account in excess of the applicable Requisite Amount and any funds in a Spread Account with respect to a Series for which the Final Termination Date shall have occurred after distribution pursuant to priorities FIRST through SIXTH will be released to the related Reversionary Holders as provided in the related Securitization Agreement (or, if the related Securitization Agreement does not so provide, to the Transferor), in each case, free and clear of the Lien established hereunder.

     Section 3.4. General Provisions Regarding Spread Accounts.

     (a) Promptly upon the establishment (initially or upon any relocation) of a Spread Account hereunder, the Collateral Agent shall advise the Transferor and each Secured Party in writing of the name and address of the depository institution or trust company where such Spread Account has been established (if not Harris Trust and Savings Bank or any successor Collateral Agent in its commercial banking capacity), the name of the officer of the depository institution responsible for overseeing such Spread Account, the account number and the individuals whose names appear on the signature cards for such Spread Account. The Transferor shall cause each such depository institution or trust company to execute a written agreement, in form and substance satisfactory to the Controlling Party, waiving, and the Collateral Agent by its execution of this Agreement hereby waives (except to the extent expressly provided herein), in each case to the extent permitted under applicable law, (i) any banker's or other statutory or similar Lien, and (ii) any right of set-off or other similar right under applicable law with respect to such Spread Account, and any other Spread Account, and agreeing, and the Collateral Agent by its execution of this Agreement hereby agrees, to notify the Transferor, the Collateral Agent, and each Secured Party of any charge or claim against or with respect to such Spread Account. The Collateral Agent shall give the Transferor and each Secured Party at least ten (10) Business Days' prior written notice of any change in the location of such Spread Account or in any related account information. If the Collateral Agent changes the location of any Spread Account, it shall change the location of the other Spread Accounts, so that all Spread Accounts shall at all times be located at the same depository institution. Anything herein to the contrary notwithstanding, unless otherwise consented to by the Controlling Party in writing, the Collateral Agent shall have no right to change the location of any Spread Account.

     (b) Upon the written request of the Controlling Party, the Transferor, or any Reversionary Holder, the Collateral Agent shall cause, at the expense of the Transferor, the depository institution at which any Spread Account is located to forward to the requesting party copies of all monthly account statements for such Spread Account.

     (c) If at any time any Spread Account ceases to be an Eligible Deposit Account, the Collateral Agent shall notify the Controlling Party of such fact and shall establish within five (5) Business Days of such determination in accordance with paragraph (a) of this Section, a successor Spread Account thereto, which shall be an Eligible Deposit Account, at another depository institution or trust company acceptable to the Controlling Party and shall establish successor Spread Accounts with respect to all other Spread Accounts, each of which shall be an Eligible Deposit Account, at the same depository institution. The Transferor shall cause such depository institution to execute a written agreement under terms provided for in paragraph (a) of this Section.

     (d) No passbook, certificate of deposit or other similar instrument evidencing a Spread Account shall be issued, and all contracts, receipts and other papers, if any, governing or evidencing a Spread Account shall be held by the Collateral Agent.

     Section 3.5. Reports by the Collateral Agent. The Collateral Agent shall report to the Transferor, Financial Security, the Trustee and the Servicer on a monthly basis no later than each Distribution Date with respect to the amount on deposit in each Spread Account and the identity of the investments included therein as of the last day of the related Monthly Period, and shall provide accountings of deposits into and withdrawals from the Spread Accounts, and of the investments made therein, upon the request of the Transferor, Financial Security or the Servicer.


                                   ARTICLE IV

                THE COLLATERAL AGENT AND SECURITIES INTERMEDIARY

     Section 4.1. Appointment and Powers. Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints Harris Trust and Savings Bank as the Collateral Agent with respect to the Series 1998-1 Collateral and the related Collateral subsequently specified in a Series Supplement, and Harris Trust and Savings Bank hereby accepts such appointment and agrees to act as Collateral Agent with respect to the Series 1998-1 Collateral, and upon execution of any Series Supplement, shall be deemed to accept such appointment, and agree to act as Collateral Agent with respect to such Collateral, in each case, for the Secured Parties, to maintain custody and possession of such
Collateral (except as otherwise provided hereunder) and to perform the other duties of the Collateral Agent in accordance with the provisions of this Agreement. Subject to the terms and conditions hereof, the Transferor, individually and in its capacity as agent on behalf of the Reversionary Holders, each of the Secured Parties and the Collateral Agent hereby appoint Harris Trust and Savings Bank as Securities Intermediary with respect to the Spread Account, and Harris Trust and Savings Bank hereby accepts such appointment as Securities Intermediary and agrees to act on behalf of, and at the direction of, the Collateral Agent with respect thereto. Each Secured Party hereby authorizes the Collateral Agent to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Collateral Agent shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Agreement promptly following receipt of such written instructions; provided, however, that the Collateral Agent shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Agreement, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Collateral Agent has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Collateral Agent of its express duties hereunder, except where this Agreement provides that the Collateral Agent is permitted to act only following and in accordance with such instructions.

     Section 4.2. Performance of Duties. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Transaction Documents to which the Collateral Agent is a party as Collateral Agent or as directed by the Controlling Party in accordance with this Agreement. The Collateral Agent shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party.

     Section 4.3. Limitation on Liability. Neither the Collateral Agent nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Collateral Agent shall be liable for its gross negligence, bad faith or willful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Transferor of this Agreement or any of the Collateral (or any part thereof). Notwithstanding any term or provision of this Agreement, the Collateral Agent shall incur no liability to the Transferor or the Secured Parties for any action taken or omitted by the Collateral Agent in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Collateral Agent, and, further, shall incur no liability to the Secured Parties except for negligence, bad faith or willful misconduct in carrying out its duties to the Secured Parties. Subject to Section 4.04 hereof, the Collateral Agent shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Collateral Agent to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Collateral Agent shall not be required to make any independent investigation with respect thereto. The Collateral Agent shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Transaction Documents. The Collateral Agent may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Collateral Agent shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Agreement or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Collateral Agent against the costs, expenses and liabilities which might be incurred by it in the exercise thereof.

     Section 4.4. Reliance upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Collateral Agent shall be entitled to conclusively rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reliance upon any statement or opinion contained in any such document or instrument.

     Section 4.5. Successor Collateral Agent.

     (a) Merger. Any Person into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Collateral Agent is a party, shall (provided it is otherwise qualified to serve as the Collateral Agent hereunder) be and become a successor Collateral Agent hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Secured Parties in the Collateral.

     (b) Resignation. The Collateral Agent and any successor Collateral Agent may resign only (i) upon a determination that by reason of a change in legal requirements, the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Collateral Agent, and the Controlling Party does not elect to waive the Collateral Agent's obligation to perform those duties which render it legally unable to act or elect to delegate those duties to another Person, or (ii) with the prior written consent of the Controlling Party. The Collateral Agent shall give not less than 60 days' prior written notice of any such permitted resignation by registered or certified mail to the other Secured Party and the Transferor; provided, that such resignation shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article II hereof, and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.02 hereof. Notwithstanding the preceding sentence, if, by the contemplated date of resignation specified in the written notice of resignation delivered as described above, no successor Collateral Agent or temporary successor Collateral Agent has been appointed Collateral Agent or becomes the Collateral Agent pursuant to subsection (d) hereof, the resigning Collateral Agent may petition a court of competent jurisdiction in New York, New York for the appointment of a successor.

     (c) Removal. The Collateral Agent may be removed by the Controlling Party at any time, with or without cause, by an instrument or concurrent instruments in writing delivered to the Collateral Agent, the other Secured Party and the Transferor. A temporary successor may be removed at any time to allow a successor Collateral Agent to be appointed pursuant to subsection (d) below. Any removal pursuant to the provisions of this subsection (c) shall take effect only upon the date which is the latest of (i) the effective date of the appointment of a successor Collateral Agent and the acceptance in writing by such successor Collateral Agent of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof, (ii) delivery of the Collateral to such successor to be held in accordance with the procedures specified in Article II hereof and (iii) receipt by the Controlling Party of an Opinion of Counsel to the effect described in Section 5.02 hereof.

     (d) Acceptance by Successor. The Controlling Party shall have the sole right to appoint each successor Collateral Agent. Every temporary or permanent successor Collateral Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to each Secured Party and the Transferor an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Collateral Agent to be held in accordance with the procedures specified in
Article II hereof, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of either Secured Party or the Transferor, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder. In the event that any instrument in writing from the Transferor or a Secured Party is reasonably required by a successor Collateral Agent to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Collateral Agent, any and all such written instruments shall, at the request of the temporary or permanent successor Collateral Agent, be forthwith executed, acknowledged and delivered by the Transferor. The designation of any successor Collateral Agent and the instrument or instruments removing any Collateral Agent and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Collateral Agent in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Collateral Agent or to protect or continue the perfection of the security interests granted hereunder.

     (e) Any resignation or removal of a Collateral Agent and appointment of a successor Collateral Agent shall be effected with respect to this Agreement and all Series Supplements simultaneously, so that at no time is there more than one Collateral Agent acting hereunder and under all Series Supplements.

     Section 4.6. Indemnification. The Transferor shall indemnify the Collateral Agent, its directors, officers, employees and agents for, and hold the Collateral Agent, its directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising out of or in connection with the Collateral Agent's acting as Collateral Agent hereunder, except such loss, liability or expense as shall result from the negligence, bad faith or willful misconduct of the Collateral Agent or its officers or agents. The obligation of the Transferor under this Section shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent. The Collateral Agent covenants and agrees that the obligations of the Transferor hereunder and under Section 4.07 hereof shall be limited to the extent provided in Section
2.08 hereof, and further covenants not to take any action to enforce its rights to indemnification hereunder with respect to the Transferor and to payment under
Section 4.07 hereof except in accordance with the provisions of Section 8.05 hereof, or otherwise to assert any Lien or take any other action in respect of the Collateral or the Trust Estate of a Series until the applicable Final Termination Date.

     Section 4.7. Compensation and Reimbursement. The Transferor agrees for the benefit of the Secured Parties and as part of the Secured Obligations (a) to pay to the Collateral Agent, on each Distribution Date, the Collateral Agent Fee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a collateral trustee); and (b) to reimburse the Collateral Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Collateral

Agent in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accountants and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of the Collateral Agent.

     Section 4.8. Representations and Warranties of the Collateral Agent. The Collateral Agent represents and warrants to the Transferor and to each Secured Party as follows:

          (a) Due Organization. The Collateral Agent is an Illinois banking corporation, duly organized, validly existing and in good standing under the laws of the State of Illinois, and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

          (b) Corporate Power. The Collateral Agent has all requisite right, power and authority to execute and deliver this Agreement and to perform all of its duties as Collateral Agent hereunder.

          (c) Due Authorization. The execution and delivery by the Collateral Agent of this Agreement and the other Transaction Documents to which it is a party, and the performance by the Collateral Agent of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Collateral Agent, or the performance by the Collateral Agent, of this Agreement and such other Transaction Documents.

          (d) Valid and Binding Agreement. The Collateral Agent has duly executed and delivered this Agreement and each other Transaction Document to which it is a party, and each of this Agreement and each such other Transaction Document constitutes the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of the rights of creditors of federally insured depository institutions, rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 4.9. Waiver of Setoffs. The Collateral Agent hereby expressly waives any and all rights of setoff that the

Collateral Agent may otherwise at any time have under applicable law with respect to any Spread Account and agrees that amounts in the Spread Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

     Section 4.10. Control by the Controlling Party. The Collateral Agent shall comply with notices and instructions given by the Transferor only if accompanied by the written consent of the Controlling Party, except that if any Default shall have occurred and be continuing, the Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Transferor.


                                    ARTICLE V

                           COVENANTS OF THE TRANSFEROR

     Section 5.1. Preservation of Collateral. Subject to the rights, powers and authorities granted to the Collateral Agent and the Controlling Party in this Agreement, the Transferor, on behalf of itself and as the agent of the Reversionary Holders, shall take such action as is necessary and proper with respect to the Collateral in order to preserve and maintain such Collateral. The Transferor will do, execute, acknowledge and deliver, or cause to be done by the Reversionary Holders, or others, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Controlling Party, to perfect the Security Interests granted hereunder in the Collateral, to ensure that such Security Interests rank prior to all other Liens and to preserve the priority of such Security Interests and the validity and enforceability thereof. Upon any delivery or substitution of Collateral, the Transferor, on behalf of itself and as the agent of the Reversionary Holders, shall be obligated to execute such documents and perform such actions (or cause the Reversionary Holders to so execute and perform) as are necessary to create in the Collateral Agent for the benefit of the Secured Parties a valid first priority Lien on, and valid and perfected, first priority security interest in, the Collateral so delivered and to deliver such Collateral to the Collateral Agent, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by any of the Secured Parties or the Collateral Agent (including its agents) or otherwise in connection with such delivery.

     Section 5.2. Opinions as to Collateral. Not more than 90 days nor less than 30 days prior to (i) each anniversary of the date hereof during the term of this Agreement and (ii) each date on which the Transferor proposes to take any action contemplated by Section 5.06 hereof, the Transferor shall, at its own cost and expense, furnish to each Secured Party and the Collateral Agent an Opinion of Counsel with respect to each Series either (a) stating that, in the opinion of such counsel, such action has been taken with respect to the execution and filing of any financing statements and continuation statements and other actions as are necessary to perfect, maintain and protect the lien and security interest of the Collateral Agent (and the priority thereof), on behalf of the Secured Parties, with respect to such Collateral against all creditors of, and purchasers from, the Transferor and the Reversionary Holders and reciting the details of such action, or (b) stating that, in the opinion of such counsel, no such action is necessary to maintain such perfected lien and security interest. Such Opinion of Counsel shall further describe each execution and filing of any financing statements and continuation statements and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Collateral Agent, on behalf of the Secured Parties, with respect to such Collateral against all creditors of, and purchasers from, the Transferor and the Reversionary Holders for a period, specified in such Opinion, continuing until a date not earlier than eighteen months from the date of such Opinion.

     Section 5.3. Notices. In the event that the Transferor acquires knowledge of the occurrence and continuance of any Insurance Agreement Event of Default or Servicer Termination Event or of any event of default or like event, howsoever described or called, under any of the Transaction Documents, the Transferor shall immediately give notice thereof to the Collateral Agent and each Secured Party.

     Section 5.4. Waiver of Stay or Extension Laws; Marshalling of Assets. The Transferor, on behalf of itself and as agent for the Reversionary Holders, covenants, to the fullest extent permitted by applicable law, that neither it nor any Reversionary Holder will at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or any absolute sale of the Collateral or any part thereof, or the possession thereof by any purchaser at any sale under Article VII of this
Agreement; and the Transferor, on behalf of itself and as agent for the Reversionary Holders, to the fullest extent permitted by applicable law, for itself, each Reversionary Holder, and all who may claim under it or them, hereby waives the benefit of all such laws, and covenants that neither it nor any Reversionary Holder will hinder, delay or impede the execution of any power herein granted to the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. The Transferor, for itself, each Reversionary Holders, and all who may claim under it or them, waives, to the fullest extent permitted by applicable law, all right to have the Collateral marshalled upon any foreclosure or other disposition thereof.

     Section 5.5. Noninterference, etc. The Transferor, on behalf of itself and as agent for the Reversionary Holders, agrees that neither the Transferor nor any Reversionary Holder shall (i) waive or alter any of its rights under the Collateral (or any agreement or instrument relating thereto) without the prior written consent of the Controlling Party; or (ii) fail to pay any tax, assessment, charge or fee levied or assessed against the Collateral, or to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the Transferor's or any Reversionary Holder's right, title or interest in and to the Collateral or the Collateral Agent's lien on, and security interest in, the Collateral for the benefit of the Secured Parties; or (iii) take any action, or fail to take any action, if such action or failure to take action would interfere with the enforcement of any rights under the Transaction Documents.

     Section 5.6. Transferor Changes.

     (a) Change in Name, Structure, etc. The Transferor shall not change its name, identity or corporate structure unless it shall have given each Secured Party and the Collateral Agent at least 60 days' prior written notice thereof, shall have effected any necessary or appropriate assignments or amendments thereto and filings of financing statements or amendments thereto, and shall have delivered to the Collateral Agent and each Secured Party an Opinion of Counsel of the type described in Section 5.02 hereof.

     (b) Relocation of the Transferor. Neither NAFI nor the Transferor shall change its principal executive office unless it gives each Secured Party and the Collateral Agent at least 90 days' prior written notice of any relocation of its principal executive office. If the Transferor relocates its principal executive office or principal place of business from Florida, the Transferor shall give prior notice thereof to the Controlling Party and the Collateral Agent and shall effect such appropriate recordations and filings as are necessary and shall provide an Opinion of Counsel to the Controlling Party and the Collateral Agent, to the effect that, upon the recording of any necessary assignments or amendments to previously-recorded assignments and filing of any necessary amendments to the previously filed financing or continuation statements or upon the filing of one or more specified new financing statements, and the taking of such other actions as may be specified in such opinion, the security interests in the Collateral shall remain, after such relocation, valid and perfected and first in priority.

                                   ARTICLE VI

                   CONTROLLING PARTY; INTERCREDITOR PROVISIONS

     Section 6.1. Appointment of Controlling Party. From and after the Closing Date of a Series until the Insurer Termination Date related to such Series, Financial Security shall be the Controlling Party with respect to such Series and shall be entitled to exercise all the rights given the Controlling Party hereunder with respect to such Series. From and after the Insurer Termination Date related to such Series until the Trustee Termination Date related to such Series, the Trustee shall be the Controlling Party with respect to such Series. Notwithstanding the foregoing, in the event that a Financial Security Default shall have occurred and be continuing, the Trustee shall be the Controlling Party with respect to such Series until the applicable Trustee Termination Date. If prior to an Insurer Termination Date, the Trustee shall have become the Controlling Party with respect to a Series as a result of the occurrence of a Financial Security Default and either such Financial Security Default is cured or for any other reason ceases to exist or the Trustee Termination Date with respect to a Series occurs, then upon such cure or other cessation or on such Trustee Termination Date, as the case may be, Financial Security shall, upon notice thereof being duly given to the Collateral Agent, again be the Controlling Party with respect to such Series.

     Section 6.2. Controlling Party's Authority.

     (a) The Transferor hereby irrevocably appoints the Controlling Party, and any successor to the Controlling Party appointed pursuant to Section 6.01 hereof, its true and lawful attorney, with full power of substitution, in the name of the Transferor, the Secured Parties or otherwise, at the expense of the Transferor, to the extent permitted by law to exercise, at any time and from time to time while any Insurance Agreement Event of Default has occurred and is continuing, any or all of the following powers with respect to all or any of the Collateral related to the relevant Series: (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof, (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, (iii) to direct the Collateral Agent to sell, transfer, assign or otherwise deal with the same or the proceeds thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof, and (iv) to extend the time of payment of any or all thereof and to make any allowance or other adjustments with respect thereto.

     (b) With  respect to each Series and the related  Collateral,  each Secured
Party hereby irrevocably and unconditionally constitutes and appoints the Controlling Party with respect to such Series, and any successor to such Controlling Party appointed pursuant to
Section 6.01 hereof from time to time, as the true and lawful attorney-in-fact of such Secured Party for so long as such Secured Party is the Non-Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Secured Party such acts, things and deeds for and on behalf of and in the name of such Secured Party under this Agreement with respect to such Series which such Secured Party could or might do or which may be necessary, desirable or convenient in such Controlling Party's sole discretion to effect the purposes contemplated hereunder and, without limitation, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration of the Collateral related to such Series, and the enforcement of the rights of the Secured Parties hereunder with respect to such Series, on behalf of and for the benefit of such Controlling Party and such Non-Controlling Party, as their interests may appear.

     Section 6.3. Rights of Secured Parties. With respect to each Series and the related Collateral, the Non-Controlling Party at any time expressly agrees that it shall not assert any rights that it may otherwise have, as a Secured Party with respect to the Collateral, to direct the maintenance, sale or other disposition of the Collateral or any portion thereof, notwithstanding the occurrence and continuance of any Insurance Agreement Event of Default or Servicer Termination Event with respect to such Series or any non-performance by the Transferor or any Reversionary Holders of any obligation owed to such Secured Party hereunder or under any other Transaction Document, and each party hereto agrees that the Controlling Party shall be the only Person entitled to assert and exercise such rights.

     Section 6.4. Degree of Care.

     (a) Controlling Party. Notwithstanding any term or provision of this Agreement, the Controlling Party shall incur no liability to the Transferor or any Reversionary Holder for any action taken or omitted by the Controlling Party in connection with the Collateral, except for any gross negligence, bad faith or willful misconduct on the part of the Controlling Party and, further, shall incur no liability to the Non-Controlling Party except for a breach of the terms of this Agreement or for gross negligence, bad faith or willful misconduct in carrying out its duties, if any, to the Non-Controlling Party. The Controlling Party shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document believed by the Controlling Party to be genuine and to have been duly executed by the appropriate signatory, and (absent manifest error or actual knowledge to the contrary) the Controlling Party shall not be required to make any independent investigation with respect thereto. The Controlling Party shall, at all times, be free independently to establish to its reasonable satisfaction the existence or nonexistence, as the case may be, of any fact the existence or nonexistence of which shall be a condition to the exercise or enforcement of any right or remedy under this Agreement or any of the Transaction Documents.

     (b) The Non-Controlling Party. The Non-Controlling Party shall not be liable to the Transferor or any Reversionary Holder for any action or failure to act by the Controlling Party or the Collateral Agent in exercising, or failing to exercise, any rights or remedies hereunder.


                                   ARTICLE VII

                              REMEDIES UPON DEFAULT

     Section 7.1. Remedies upon a Default. If a Default with respect to a Series has occurred and is continuing, the Collateral Agent shall, at the written direction of the Controlling Party, take whatever action at law or in equity as may appear necessary or desirable in the judgment of the Controlling Party to collect and satisfy all Secured Obligations, including, but not limited to, foreclosure upon the Collateral and all other rights available to secured parties under applicable law or to enforce performance and observance of any obligation, agreement or covenant under any of the Transaction Documents related to such Series.

     Section 7.2. Waiver of Default. The Controlling Party shall have the sole right, to be exercised in its complete discretion, to waive any Default by a writing setting forth the terms, conditions and extent of such waiver signed by the Controlling Party and delivered to the Collateral Agent, the other Secured Party and the Transferor. Any such waiver shall be binding upon the
Non-Controlling Party and the Collateral Agent. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Default so waived and not to any other similar event or occurrence occurring subsequent to the date of such waiver.

     Section 7.3. Restoration of Rights and Remedies. If the Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Collateral Agent, then and in every such case the Transferor, the Collateral Agent and each of the

Secured Parties and each Reversionary Holder shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Secured Parties shall continue as though no such proceeding had been instituted.

     Section 7.4. No Remedy Exclusive. No right or remedy herein conferred upon or reserved to the Collateral Agent, the Controlling Party or either of the Secured Parties is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise (but, in each case, shall be subject to the provisions of this Agreement limiting such remedies), and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Controlling Party, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.


                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1. Further Assurances. Each party hereto shall take such action and deliver such instruments to any other party hereto, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required to effectuate the purpose or provisions of this Agreement or to confirm or perfect any transaction described or contemplated herein.

     Section 8.2. Waiver. Any waiver by any party of any provision of this Agreement or any right, remedy or option hereunder shall only prevent and estop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

     Section 8.3. Amendments, Waivers. No amendment, modification, waiver or supplement to this Agreement or any provision of this Agreement shall in any event be effective unless the same shall have been made or consented to in writing by each of the parties hereto and each Rating Agency shall have confirmed in writing that such amendment will not cause a reduction or withdrawal of a rating on any Series; provided, however, that, for so long as Financial Security shall be the Controlling Party with respect to a Series, amendments, modifications, waivers or supplements hereto relating to such Series, the related Collateral or Spread Account or any requirement hereunder to deposit or retain any amounts in such Spread Account or to distribute any amounts therein as provided in Section 3.03 hereof shall be effective if made or consented to in writing by Financial Security, the Transferor and the Collateral Agent (the consent of which shall not be withheld or delayed with respect to any amendment that does not adversely affect the Collateral Agent) but shall in no circumstances require the consent of the Trustee or the Securityholders related to such Series or any other Series or any Reversionary Holder.

     Section 8.4. Severability. In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable, and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Collateral Agent, or any of the Secured Parties, hereunder is unavailable or unenforceable shall not affect in any way the ability of the Collateral Agent or any of the Secured Parties to pursue any other remedy available to it or them (subject, however, to the provisions of this Agreement limiting such remedies).

     Section 8.5. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, each of the parties hereto agrees that it shall not, prior to one year and one day after the Final Scheduled Distribution Date with respect to each Series, acquiesce, petition or otherwise invoke or cause the Transferor or the Trust to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Transferor or the Trust under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transferor or the Trust or all or any part of their respective properties or assets or ordering the winding up or liquidation of the affairs of the Transferor or the Trust. The parties agree that damages will be an inadequate remedy for breach of this covenant and that this covenant may be specifically enforced.

     Section 8.6. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

      (i)         If to the Transferor:

                  National Financial Auto Funding Trust
                  c/o Chase Manhattan Bank Delaware
                  1201 Market Street
                  Wilmington, Delaware  19801
                  Attention:  Corporate Trust Administration

                  Telecopier No.:  (302) 984-4903
                  Confirmation No.:  (302) 428-3375

                  with a copy to:

                  Chase Manhattan Bank Delaware
                  c/o The Chase Manhattan Bank, N.A.
                  4 Chase Metrotech Center
                  Brooklyn, New York  11242
                  Attention:  Corporate Trust Administration

                  Telecopier No.:  (718) 242-3529
                  Confirmation No.:  (718) 242-7283

      (ii)        If to Financial Security:

                  Financial Security Assurance Inc.
                  350 Park Avenue
                  New York, New York 10022
                  Attention:  Surveillance Department
                  Re:  National Auto Finance 1998-1 Trust
                       5.88% Asset Backed  Notes  (and/or such other Series with
                        respect to which such notice pertains)

                  Telecopier No.: (212) 339-3518
                                   (212) 339-3529
                  Confirmation: (212) 826-0100 (in each case in which notice or other communication to Financial Security refers to a Default or a claim on the Policy or in which failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then with a copy to the attention of the Senior Vice President Surveillance)

      (iii)       If to the Trustee:

                  Harris Trust and Savings Bank
                  311 West Monroe Street
                  Chicago, Illinois  60606

                  Attention:  Indenture Trust Division

                  Telecopier No.:    (312) 461-3525
                  Confirmation No.:  (312) 461-4662


      (iv)        If to the Collateral Agent:

                  Harris Trust and Savings Bank
                  311 West Monroe Street
                  Chicago, Illinois  60606

                  Attention:  Indenture Trust Division

                  Telecopier No.:    (312) 461-3525
                  Confirmation No.:  (312) 461-4662

      (v)         If to Moody's:

                  Moody's Investors Service, Inc.
                  99 Church Street
                  New York, New York 10007

                  Telecopier No.:  (212) 553-0344


      (vi)        If to Standard & Poor's:

                  Standard & Poor's Ratings Group
                  26 Broadway
                  New York, New York 10004

                  Telecopier No.:  (212) 208-1582

A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) Financial Security, the Transferor, the Trustee and the Collateral Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     Section 8.7. Term of this Agreement. This Agreement shall take effect on the Closing Date of Series 1998 and shall continue in effect until the last Final Termination Date to occur with respect to each Series. On such Final Termination Date, this Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Transferor or NAFI in respect of the Secured Obligations or otherwise under this Agreement, shall be released to and in favor of the related Reversionary Holder or Holders, or, if not otherwise identified, to the Transferor, provided that the provisions of Sections 4.06, 4.07 and 8.05 hereof shall survive any termination of this Agreement and the release of any Collateral upon such termination.

     Section 8.8. Assignments, Third-Party Rights; Reinsurance.

     (a) This Agreement shall be a continuing obligation of the parties hereto and shall (i) be binding upon the parties and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by each Secured Party and the Collateral Agent, and by their respective successors, transferees and assigns. The Transferor shall not assign this Agreement, or delegate any of its duties hereunder, without the prior written consent of the Controlling Party.

     (b) Financial Security shall have the right (unless a Financial Security Default shall have occurred and be continuing) to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to any Policy issued in connection with a Series and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of each party (other than Financial Security) hereunder as if such participant or reinsurer was a party hereto and, subject only to such agreement regarding such reinsurance or participation, shall have the right to enforce the obligations of each such other party directly hereunder; provided, however, that no such reinsurance or participation agreement or arrangement shall relieve Financial Security of its obligations hereunder, under the Transaction Documents to which it is a party or under any such Policy, or shall change the status of Financial Security as a "Controlling Party". In addition, nothing contained herein shall restrict Financial Security from assigning to any Person pursuant to any liquidity facility or credit facility any rights of Financial Security under this Agreement or with respect to any real or personal property or other interests pledged to Financial Security, or in which Financial Security has a security interest, in connection with the transactions contemplated hereby. The terms of any such assignment or participation shall contain an express acknowledgment by such Person of the condition of this Section and the limitations of the rights of Financial Security hereunder.

     Section 8.9. Consent of Controlling Party. In the event that the Controlling Party's consent is required under the terms hereof or under the terms of any Transaction Document, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Controlling Party in its sole discretion.

     Section 8.10. Trial by Jury Waived. Each of the parties hereto waives, to the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement, any of the other Transaction Documents or any of the transactions contemplated hereunder or thereunder. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the other Transaction Documents to which it is a party, by among other things, this waiver.

     Section 8.11. Governing Law. This Agreement shall be governed by and construed, and the obligations, rights and remedies of the parties hereunder shall be determined, in accordance with the laws of the State of New York.

     Section 8.12. Consents to Jurisdiction. Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the state of New York located in the city and county of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Transaction Documents or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Transaction Documents or the subject matter hereof or thereof may not be litigated in or by such courts. The Transferor hereby irrevocably appoints and designates Harris Trust and Savings Bank as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Transferor agrees that service of such process upon such Person shall constitute personal service of such process upon it. Subject to Section 8.05 hereof, nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against NAFI or the Transferor or their respective property in the courts of any jurisdiction.

     Section 8.13. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) Harris Trust and Savings Bank is executing this Agreement not in its individual capacity but solely in its capacities as Collateral Agent and trustee of the Trusts pursuant to the Securitization Agreements and (b) in no case whatsoever shall Harris Trust and Savings Bank be personally or corporately liable on, or for any loss in respect of, any of the statements, representations, warranties, covenants, agreements or obligations of the Trusts hereunder, all such liability, if any, being expressly waived by the parties hereto.

     Section 8.14. Determination of Adverse Effect. Any determination of an adverse effect on the interest of the Secured

Parties or the Securityholders shall be made without consideration of the availability of funds under the Policies.

     Section 8.15. Counterparts. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     Section 8.16. Headings. The headings of sections and paragraphs and the Table of Contents contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation.



                     [Remainder of Page Intentionally Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth on the first page hereof.


                                   NATIONAL FINANCIAL AUTO FUNDING TRUST


                                   By
                                      Name:
                                      Title:                     of
                                      Chase Manhattan Bank Delaware,
                                      not in its individual capacity,
                                      but solely in its capacity as
                                      trustee for National Financial
                                      Auto Funding Trust


                                   FINANCIAL SECURITY ASSURANCE INC.


                                   By
                                      Name:
                                      Title:


                                   HARRIS TRUST AND SAVINGS BANK,
                                      as Trustee


                                   By
                                      Name:
                                      Title:


                                   HARRIS TRUST AND SAVINGS BANK,
                                      as Collateral Agent


                                   By
                                      Name:
                                      Title: